                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 25, 2003

                       CHASE MORTGAGE FINANCE CORPORATION
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                           (Exact name of registrant)

        Delaware                        333-99451              52-1495132
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)


              343 Thornall Street, Edison, NJ                          08837
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              (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:              (732) 205-0600

Item 5. Other Events:

         On or about November 25, 2003, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2003-S1, Series 2003-S2, Series 2003-S3, Series 2003-S4, Series 2003-S5, Series 2003-S6, Series 2003-S7, Series 2003-S8, Series 2003-S9, Series 2003-S10 and Series 2003-S11 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibits    Description
           --------    -----------
           20.1        Monthly Reports with respect to the November 25, 2003
                       distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 26, 2003

                                    JPMorgan Chase Bank (f/k/a
                                    "The Chase Manhattan
                                    Bank"), As Paying Agent, on
                                    behalf of Chase Mortgage
                                    Finance Corp.


                                    By:  /s/ Andrew M. Cooper
                                    -----------------------------------
                                    Name:    Andrew M. Cooper
                                    Title:   Assistant Vice President

                                INDEX TO EXHIBITS
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      Exhibits No.     Description
      ------------     -----------
      20.1             Monthly Reports with respect to the distribution to
                       certificateholders on November 25, 2003.